Investor Update 3rd Quarter 2025 SEPTEMBER 2025 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures 2 This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events and developments in the financial services industry, including industry conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T's credit ratings; domestic or international political developments and other geopolitical events, including trade and tariff policies and international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/ financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2024, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendix for reconciliation of GAAP with corresponding non- GAAP measures, as indicated in the presentation.

Our Customers Linking our customers to the people, capital, and ideas that empower them in the moments that matter most in their lives. Our Communities M&T is a “bank for communities,” a true engine for local economic development and relationship-building. Our Colleagues We empower our employees to be the best versions of themselves through integrity and empathy. We are committed to Our Shareholders We deliver reliable results anchored by a strong balance sheet that protects and builds investor value across economic cycles. Together, We are M&T Bank 3

Focused on Four Priorities 4 Build our New England and Long Island Markets Optimize our Resources through Simplification Make our Systems and Processes Resilient and Scalable Continue to Develop and Scale our Capability to Manage Risk We continue our mission to simplify M&T and make investments that will improve the experience of our customers and colleagues — and help us maintain our differentiated community bank approach

5 Key Awards and Accolades Received 13 “Best Bank” Awards across Small Business and Middle-Market Categories Small Business • Best Bank for Valuing Long-Term Relationships (U.S.) • Best Bank for Customer Service (U.S.) • Best Bank for Ease of Doing Business (U.S.) • Best Bank for Trust (U.S.) Middle Market • Best Bank for Valuing Long-Term Relationships (U.S.) • Best Bank for Satisfaction with RM (U.S.) • Best Bank for Trust (U.S.) Wilmington Trust Finalist: “Collateral Specialist” Wilmington Trust Finalist: “Emerald GEMS” Estate Planning, Thought Leadership

1.31% 1.34% 1.28% 1.01% 1.15% 1.10% MTB Peer Median 20-Years 2005-2024 10-Years 2015-2024 5-Years 2020-2024 Through the Cycle Profitability Advantage… 6 Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Net Operating ROTA(1) Better than Peer PPNR Generation & Credit Losses • Aided by NIM, efficiency and credit loss outperformance Consistent Profitability Advantage • Over the past 5-, 10-, and 20-years, M&T maintained an 18 to 30 basis point ROTA advantage compared to the peer median Results in Normalized ROTCE Advantage • Equates to a ~2.4% to ~3.9% normalized ROTCE advantage compared to peers assuming normalized capital levels ROTA Considered in Long-Term Incentives • Recent Performance Vested Stock Units grants include a 1.25% absolute ROTA threshold Key Points +30 bps +18 bps +18 bps

10.6% 10.1% 12.1% 4.4% 7.4% 6.8% MTB Peer Median 20-Years YE04-YE24 10-Years YE14-YE24 5-Years YE19-YE24 $1.60 $5.35 $5.70 2004 2009 2014 2019 2024 $– $1 $2 $3 $4 $5 $6 $23.62 $109.36 2004 2009 2014 2019 2024 $– $20 $40 $60 $80 $100 $120 …Combined with Consistent Growth Dividend Per Share Tangible Book Value Per Share MTB1: 6.2% CAGR Peer Median1: 0.9%CAGR MTB: 8.0% CAGR Peer Median: 1.7% CAGR CAGR – TBVPS Growth plus Dividends Consistently Delivering Value and Growth • Consistent dividend and TBVPS growth compared to peers • Results in higher than peer CAGR for TBVPS growth plus dividends over 5-, 10-, and 20-years • Increased quarterly per share dividend from $1.35 to $1.50 in 3Q25 Key Points 7 Note: (1) Growth through 2024

2020 2021 2022 2023 2024 1H25 Superior Pre-Credit Earnings Net Interest Margin 3.16% 2.76% 3.39% 3.83% 3.58% 3.64 % Efficiency Ratio (1) 56.3% 59.0% 56.6% 54.9% 56.9% 57.8 % PPNR ($, Millions) (1) $2,579 $2,445 $3,471 $4,232 $3,979 $1,943 PPNR to RWA (1) 2.4% 2.3% 2.7% 2.8% 2.6% 2.5 % Strong Credit Metrics Allowance to Loans (As At) 1.76% 1.58% 1.46% 1.59% 1.61% 1.61 % Net Charge-Offs to Loans 0.26% 0.20% 0.13% 0.33% 0.41% 0.33 % Focused on Returns Net Operating Return on: Tangible Assets (1) 1.04% 1.28% 1.35% 1.42% 1.30% 1.32 % Tangible Common Equity (1) 12.79% 16.80% 16.70% 17.60% 14.54% 14.03 % Consistent Capital Generation (As At) Tangible Common Equity to Tangible Assets 7.49% 7.68% 7.63% 8.20% 9.07% 8.67 % Common Equity Tier 1 Ratio 10.00% 11.42% 10.44% 10.98% 11.68% 10.99 % Tier 1 Capital Ratio 11.17% 13.11% 11.79% 12.29% 13.21% 12.50 % Balance Sheet (As At) Loans to Deposits 82.25% 70.63% 80.46% 82.11% 84.16% 82.77 % Securities to Assets 4.94% 4.61% 12.56% 12.91% 16.36% 16.81 % Key Ratios 8 Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures.

Solid Performance in Key Metrics against Peers 9 ROTA(1) 2Q25 Net Interest Margin 2Q25 Efficiency Ratio(1) 2Q25 PPNR / RWA(1) 2Q25 NCO / Loans 2Q25 Note: (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Source: S&P Global Market Intelligence and company filings 1.44% Peer 1 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 3.62% Peer 1 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 55.2%MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 2.7%MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 0.32% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 MTB Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

NIM Outperformance Strength on both loan pricing and deposit cost… …drives NIM outperformance Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 2.0% 3.0% 4.0% 5.0% NIMLoan Yield Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 3.0% 4.0% 5.0% 6.0% 7.0% Total Deposit Cost Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 —% 1.0% 2.0% 3.0% Risk Adjusted NIM1 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 2.0% 3.0% 4.0% 6.1% 6.0% 5.9% 1.7% 1.7% 2.0% 3.6% 3.2% 2.9% 3.4% 3.1% 2.6% Note: (1) Taxable Equivalent NII less Net Charge-offs as a percent of Average Earning Assets MTB Peer 75th %-tile Peer 25th %-tile 10

Strong Overall Profitability NIM outperformance combined with fee income and efficiency drives profitability outperformance PPNR / RWA ROTA Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 1.0% 2.0% 3.0% 4.0% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 —% 1.0% 2.0% 2.7% 2.3% 1.8% 1.4% 1.2% 1.0% MTB Peer 75th %-tile Peer 25th %-tile 11

Consistent Growth Profitability outperformance also combined with consistent and strong Dividend and TBVPS growth Cumulative Dividend Per Share Growth Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 —% 10.0% 20.0% 30.0% 40.0% Cumulative TBVPS Growth Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 (40.0)% (30.0)% (20.0)% (10.0)% —% 10.0% 20.0% 30.0% 40.0% 50.0% Peer Cumulative Div Growth(1) Peer 1 61.0% Peer 2 39.0% Peer 3 37.0% Peer 4 26.0% MTB 23.0% Peer 5 19.0% Peer 6 16.0% Peer 7 11.0% Peer 8 8.0% Peer 9 4.0% Peer 10 3.0% Peer 11 0.0% Median (excl. MTB) 16.0% Peer Cumulative TBVPS Growth MTB 44.9% Peer 1 36.2% Peer 2 22.4% Peer 3 21.7% Peer 4 10.6% Peer 5 10.6% Peer 6 10.3% Peer 7 10.2% Peer 8 2.4% Peer 9 (1.2%) Peer 10 (1.4%) Peer 11 (4.7%) Median (excl. MTB) 10.3% 36% 32% 6% 44.9% 16.1% 0.6% Note: (1) Dividend per share growth through 2Q25 MTB Peer 75th %-tile Peer 25th %-tile 12

Balance Sheet and Capital Strength Provides Flexibility Pension and Securities AOCI % of RWA(1) CET1 Ratio including AOCI(1) Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 (4.0)% (3.0)% (2.0)% (1.0)% —% 1.0% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 0.1% (1.4%) (1.9%) 11.1% 9.5% 8.9% MTB Peer 75th %-tile Peer 25th %-tile Note: (1) AOCI including unrealized gains / (losses) on AFS securities and pension-related effects. 13

Areas of Focus 14

2025 Outlook 15 2025 Outlook Comments In co m e St at em en t Net Interest Income Taxable-equivalent Excluding notable items $7.0 billion to $7.15 billion • NIM in the mid to high 3.60s • Trending toward low end of the range Fee Income Excluding notable items $2.5 billion to $2.6 billion • Potentially exceeding top end of range • Continued strength in trust and mortgage GAAP Expense Includes intangible amortization $5.4 billion to $5.5 billion • Continued focus on managing expense, while investing in enterprise priorities • Trending toward the low end of the range Net Charge-Offs % of Average Loans Less than 40 basis points • Reflects continued normalization in consumer and year over year improvement in commercial Tax Rate Taxable-equivalent ~24.5% A ve ra ge B al an ce s Loans $135 billion to $137 billion • Growth in C&I, consumer, and residential mortgage, declines in CRE Deposits $162 billion to $164 billion • Focus on growing customer deposits at reasonable cost CET1 Ratio 10.75% to 11.00% • Share repurchase flexibility

Diversified Business Model with Fee Income Momentum Diversified Loan Portfolio with a History of Credit Outperformance Positive Recent Trends in Nonaccrual and Criticized Granular and Broad-Based Core Deposit Funding & Strong Liquidity Strong Capital and Low AOCI Impact High Quality Securities Portfolio Our Focus on the Fundamentals 16

Diversified Business Model Experienced teams provide a wide-range of credit, liquidity and capital markets solutions to meet our customer needs, delivered through a local engagement model and industry expertise on a national scale. Strategically built for the communities in which we operate. High-touch, local sales and service model provides a low-cost, stable funding base, a long-tenured customer base, and the shared benefits of community growth and development. 17 Institutional Services Expanding on strength of its reputation for industry leading service and strong reputation with existing network of deal influencers. Wealth Management Provides planning-led advice, leveraging Wilmington Trust’s national capabilities and the enhanced experience that LPL brings, to grow customers across the wealth continuum. Note: ‘All Other’ category not shown above. Represents 2% ($72 million) of NII, 3% ($40 million) of fees, 2% ($112 million) of revenue, <0.25% (<$0.25 billion) of loans and 5% ($8 billion) of deposits. (1) Net interest income is the difference between actual taxable-equivalent interest earned on assets and interest paid on liabilities by a segment and a funding charge (credit) based on the Company’s internal funds transfer pricing methodology. (2) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures. Commercial Bank Retail Bank Institutional Services & Wealth Management Net Interest Income(1) $1,060 million $1,960 milion $337 million $3,429 million31% 57% 10% Fee Income $378 million $442 million $434 million $1,294 million29% 34% 34% Revenue $1,438 million $2,402 million $771 million $4,723 million30% 51% 16% Average Loans $78 billion $53 billion $4 billion $135 billion58% 39% 3% Average Deposits $46 billion $90 billion $19 billion $162 billion28% 55% 12% ROTA(2) 1.18% 2.63% 11.98% 1.32% ROTCE(2) 13.2% 31.2% 78.4% 14.0% Efficiency Ratio(2) 49.6% 53.5% 56.1% 57.8% 1H25, % of Total M&T Total M&T

$3.4 $3.4 $4.4 $6.1 $6.1 $6.1 $6.1$2.8 $2.8 $1.8 $15.2 $14.6 $15.2 $15.0 $15.5 $13.2 $13.4 $11.5 $10.4 $9.3 $9.3 $6.3 $1.1 $0.9 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 $0 $5 $10 $15 $20 $25 $30 $35 $40 Swap Portfolio Details 18 • Swap portfolio rate repriced 16bps higher to 3.60%; with swaps maturing at 3.05% and swaps becoming active at 4.07% • CF Hedges – executed $4.3B of forward-starting receive fix swaps in 1H25: weighted average start August 2026, ~3.31% • FV Debt Hedges – executed $750MM forward-starting receive fix swaps in 1H25: weighted average start January 2026, ~3.67% Highlights Active and Forward-Starting Swaps Cash Flow and Fair Value – as of 6/30/2025 Forward-Starting CF Active CF Forward-Starting FV Active FV $ B ill io ns Cash Flow – WAVG Coupon Active 3.66 3.79 3.81 3.80 3.82 3.62 3.62 Forward Starting 3.51 3.46 3.38 3.38 3.39 3.35 3.29 Fair Value – WAVG Coupon Active 3.33 3.33 3.52 3.56 3.56 3.56 3.56 Forward Starting 3.84 3.84 3.68 N/A N/A N/A N/A

$2,417 2024 2025 33% 21% 14% 5% 8% 7% 12% Fee Income Momentum 19 • Consistent growth in noninterest income(1) over past year; 1H25 results are up 11% from the prior year driven by continued strength in trust and mortgage banking • Total noninterest income(1) represents 27% of total revenue(2), which is lower than peer median for 1H25 as a result of top NIM; 31% of total revenue assuming M&T had peer median NIM • Began sub-servicing approximately $52 billion of additional residential mortgage loans in 1Q25 Noninterest Income Mix(1) 1H25 Noninterest Income(1) Trust and Brokerage Mortgage Residential Mortgage Commercial Service Charges LOC & Credit- Related Credit Card & Merchant Other 1H25 Noninterest Income(1) $1,294 million Diversified Fee Businesses Perform Across Cycles (1) Noninterest income excluding securities gains and losses. 2Q25 noninterest income includes two one-time gains ($15 million gain on sale of out-of-footprint CRE loan portfolio & $10 million gain on the sale of a subsidiary that specialized in institutional services) (2) Total revenue includes taxable-equivalent NII and noninterest income excluding securities gains and losses. Quarterly Annual ~7%+ $592 $608 $639 $611 $683 $658 $25 Noninterest income Notable Items 2Q24 3Q24 4Q24 1Q25 2Q25

Local Scale in Key Markets 20 Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Weighted Average by County (2) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 6/30/2025, excludes three domestic branches outside of Northeast footprint. Household Income(1) ($,000’s) Peer 1 $89 Peer 2 $89 MTB $86 Peer 3 $85 Peer 4 $84 Peer 5 $81 Peer 6 $80 Peer 7 $77 Peer 8 $77 Peer 9 $75 Peer 10 $72 Peer 11 $72 Top Northeast Banks by Branches(2) Branches JPMorgan Chase & Co. 1,191 Bank of America Corp. 1,029 M&T Bank Corp. 940 Toronto-Dominion Bank 865 Citizens Financial Group 838 Wells Fargo & Co. 797 PNC Financial Services 689 Truist Financial Corp. 613 KeyCorp 411 Banco Santander SA 397 Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Community Banking Approach… …and Dense, Efficient Network Deposit Market Share(1) Peer 1 34 % Peer 2 28 % MTB 26 % Peer 3 24 % Peer 4 23 % Peer 5 18 % Peer 6 16 % Peer 7 16 % Peer 8 14 % Peer 9 14 % Peer 10 12 % Peer 11 8% …With Market Leading Franchises…

20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 2Q 25 —% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 2Q 25 —% 10% 20% 30% 40% 50% 60% Sources: S&P Global Market Intelligence Local Scale Leads to Superior Deposit Franchise Noninterest-bearing deposits represented 28% of 2Q25 average total deposits for M&T or 30% of total deposits excluding brokered, compared to 24% peer median 2005-2Q25 Average M&T 0.79% Peer Median 0.94% Difference (0.16)% Noninterest-Bearing Deposits / Total Deposits Total Cost of Deposits 21 M&T Peer Median Peer Range Total Cost of Deposits 2Q25 M&T Peer Median Peer Range 1.38% 1.68% 1.68% 1.72% 1.75% 1.79% 1.85% 1.85% 1.99% 2.02% 2.03% 2.08% Peer 1 Peer 2 Peer 3 MTB Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

Retail Bank $90.6B Commercial Bank $46.0B Inst. Svcs. & Wealth Mgmt. $19.2B All Other $7.6B Diversified and Granular Deposit Base • Diversified across industries and geographies • Average relationship tenure of 17 years • ~61% operating balances Average Deposits 2Q25 Institutional Services & Wealth Management Retail Bank Commercial Bank • Consists primarily of Consumer and Business Banking • Deposits are spread across our 900+ branch network, spanning 12 states and Washington, DC • Consumer ($65B): Average relationship tenure of 16 years; Average account size ~$14k • Business Banking ($21B): Average relationship tenure of 13 years; Average account size ~$57k; ~43% operating balances • Other Businesses ($4B): Primarily Mortgage • Consists primarily of Wealth and Institutional Services deposits • Wealth Management ($4B): Average relationship tenure of 17 years; Average account size ~$170k • Institutional Services ($15B): Average account size ~$1MM 22 $163B All Other • Consists predominantly of brokered deposits

262% 129% 12/31/2019 6/30/2025 C&I $50.5B 37% Cons. Real Estate $24.1B 18% Consumer $25.8B 19% Multifamily, $6.1B, 4% Retail, $4.4B, 3% Office, $3.7B, 3% Health Services, $1.7B, 1% Hotel, $1.9B, 1% Industrial & Other, $2.4B, 2% Construction, $4.4B, 3% C&I - Owner Occ. $11.2B 8% Well Diversified Loan Portfolio (1) Regulatory CRE includes Construction (HC-C 1.a.(1) and HC-C 1.a.(2)), Multifamily (HC-C 1.d), non-owner occupied (HC-C 1.e.(2)) and non-real estate secured CRE (HC-C, Memo 2). Loan Portfolio Composition 6/30/2025 Regulatory CRE % of Tier 1 Capital + Allowance(1) Regulatory CRE Concentration as measured against Tier 1 Capital and Allowance has declined by ~133 percentage points since 2019 23 Permanent CRE, $20.2B, 15% $136B -133%

Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile (“QBP”). Average, max, and range are weighted FY1990-2Q25. Superior Credit Losses Through Multiple Economic Cycles M&T Credit Philosophy NCO % of Loans • Consistently conservative credit standards through economic cycles • Emphasis on secured lending: cash flow + collateral + guarantees • Customer selection, supported by local market knowledge • Working with customers to achieve best long-term outcome “Great Financial Crisis” 2001 Recession S&L Crisis While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses 24 COVID 19 Pandemic Avg Max Range MTB 0.34% 1.01% 0.88% Peer Median 0.57% 2.41% 2.23% Industry 0.80% 2.56% 2.31% M&T Peer Median Peer Range Industry 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 2Q 25 —% 1% 2% 3% 4% 5%

$ IN M IL LI O N S Nonaccrual Loans $2,024 $1,926 $1,690 $1,540 $1,573 1.50% 1.42% 1.25% 1.14% 1.16% Nonaccrual Loans ($) Nonaccrual Loans (%) 2Q24 3Q24 4Q24 1Q25 2Q25 $ IN M IL LI O N S Net Charge-offs $137 $120 $160 $114 $108 0.41% 0.35% 0.47% 0.34% 0.32% Net Charge-offs ($) Net Charge-off Ratio (%) 2Q24 3Q24 4Q24 1Q25 2Q25 $ IN M IL LI O N S Allowance for Loan Losses $2,204 $2,204 $2,184 $2,200 $2,197 1.63% 1.62% 1.61% 1.63% 1.61% Allowance for Loan Losses ($) Allowance for Loan Losses (%) 2Q24 3Q24 4Q24 1Q25 2Q25 $ IN M IL LI O N S Provision for Credit Losses $150 $120 $140 $130 $105 $20 Provision for Loan Losses Provision for Unfunded Credit Commitments 2Q24 3Q24 4Q24 1Q25 2Q25 Credit Metrics 25

Criticized C&I and CRE Loans Criticized loans decreased -$1.0 billion QoQ: • C&I decreased -$226 million – Driven primarily by health services, motor vehicle and recreational finance dealers and transportation, communications, utilities • CRE decreased -$813 million – Permanent CRE -$349 million – Construction -$464 million • 96% of criticized accrual loans are current • 55% of criticized nonaccrual loans are current 26 $ IN B IL LI O N S $12.1 $10.9 $9.9 $9.4 $8.4 13.5% 12.2% 11.2% 10.9% 9.7% Criticized ($) Criticized % of C&I and CRE Loans 2Q24 3Q24 4Q24 1Q25 2Q25

Agency MBS $17.2B US Treasury $8.3B Agency CMBS $6.8B Municipal Bonds $2.2B Equity & Other $1.0B High Quality Securities Portfolio (1) Mortgage securities include estimated prepayment under market forward interest rates. (2) 2Q25 reported yield is 3.81%. See Appendix 1 for reconciliation of this adjusted measure Securities Portfolio Composition 6/30/2025 • Securities of $35.6B; 17% of total assets • ~$2.7B securities maturing(1) in remainder of 2025 with an average yield of 3.6% • Adjusted investment securities yield increased 3 bps QoQ to 4.03% in 2Q25(2) • AFS and pension-related AOCI would have impacted the CET1 capital ratio by +10 bps at the end of 2Q25 • HTM debt securities represent 37% of securities at 6/30/2025 • Agency MBS/CMBS and U.S. Treasurys represent ~91% of securities portfolio Duration Pretax Unrealized Gain/(Loss) AFS ~2.6 years $82 million HTM ~5.3 years $(953) million Total Debt Securities ~3.6 years $(871) million Highlights 27 $36B

Strong Capital Levels Compared to Peers • Capital levels favorable to peers both as reported and when considering AOCI • Modest impact from including AOCI in regulatory capital(1) – 10 basis point positive impact to CET1 ratio at June 30, 2025 • Stress capital buffer to improve from 3.8% to an estimated 2.7% effective October 1, 2025 • Expect CET1 ratio to reach 10.75% to 11% in 2025 • Share repurchase flexibility, depending on RWA growth • Increased quarterly dividend per share from $1.35 to $1.50 in 3Q25 (1) Proposal would require regulatory capital to include unrealized gains / (losses) on AFS securities (+4 bps) and pension-related effects (+6 bps). CET1 Ratio incl. AOCI(1) 6/30/2025 Tangible Common Equity / Tangible Assets 6/30/2025 Highlights 28 11.1% 10.0% 9.8% 9.5% 9.4% 9.3% 9.2% 9.0% 8.9% 8.9% 8.6% 7.9% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 8.7% 8.6% 8.0% 7.8% 7.7% 7.4% 7.4% 7.1% 6.8% 6.6% 6.2% 6.0% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 +130 bps vs Peer Median +190bps vs Peer Median

Why invest in M&T? • Long term focused with deeply embedded culture • Business operated to represent the best interests of all key stakeholders • Energized colleagues consistently serving our customers and communities • A safe haven for our clients as proven during turbulent times and crisis • Experienced and seasoned management team • Strong risk controls with long track record of credit outperformance through cycles • Leading position in core markets 29 • 15-17% ROTCE(1) • Robust dividend growth • 8% TBV per share growth(2) Source: FactSet, S&P Global, Company Filings. Note: (1) ROTCE range comprises 5 years of the trailing 3-year ROTCE from 2019-2024, consistent with M&T's measurement of ROTCE for performance-based stock compensation. (2) TBV per share growth represents CAGR from 2019-2024. Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns Purpose Driven Organization Successful and Sustainable Business Model Strong Shareholder Returns

Appendices 30

Appendix 1 Note: M&T is providing supplemental reporting of its results on a “GAAP – Adjusted” basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although “GAAP – Adjusted” income as presented by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of such notable items in reported results. Tables in appendices may not foot due to rounding. GAAP to GAAP - Adjusted (Non-GAAP) Reconciliation 31 In millions 2020 2021 2022 2023 2024 1H25 2Q24 1Q25 2Q25 Revenues Net interest income - GAAP $3,866 $3,825 $5,822 $7,115 $6,852 $3,408 $1,718 $1,695 $1,713 Total other income - GAAP 2,088 2,167 2,357 2,528 2,427 1,294 584 611 683 Subtotal 5,955 5,992 8,179 9,643 9,279 4,702 2,302 2,306 2,396 Premium amortization for acquired securities $ — $ — $ — $ — $ — $ 17 $ — $ — $ 17 Gain on sale of out-of-footprint loan portfolio — — — — — (15) — — (15) Gain on sale of ICS subsidiary — — — — — (10) — — (10) Gain on CIT — — — (225) — — — — — Gain on MTIA — — (136) — — — — — — Revenues - GAAP Adjusted $5,955 $5,992 $8,042 $9,418 $9,279 $4,694 $2,302 $2,306 $2,388 Noninterest expense Noninterest expense - GAAP $3,385 $3,612 $5,050 $5,379 $5,359 $2,751 $1,297 $1,415 $1,336 Pension Plan Distribution Benefit — — — — 12 — — — — Redemption of Trust Preferred Obligations — — — — (20) — — — — Vacated Facility Write-downs — — — — (27) — — — — FDIC special assessment — — — (197) (34) — (5) — — Charitable contribution — — (135) — — — — — — Merger-related expense — (44) (338) — — — — — — Noninterest expense - GAAP Adjusted $3,385 $3,568 $4,577 $5,182 $5,290 $2,751 $1,292 $1,415 $1,336 PPNR Revenues - GAAP Adjusted $5,955 $5,992 $8,042 $9,418 $9,279 $4,694 $2,302 $2,306 $2,388 (Gain) loss on bank investment securities 9 21 6 (4) (10) — 8 — — Noninterest expense - GAAP Adjusted (3,385) (3,568) (4,577) (5,182) (5,290) (2,751) (1,292) (1,415) (1,336) Pre-provision net revenue $2,579 $2,445 $3,471 $4,232 $3,979 $1,943 $1,018 $891 $1,052

In millions 2Q24 3Q24 4Q24 1Q25 2Q25 Taxable-equivalent net interest income - Adjusted Taxable-equivalent net interest income $1,722 Premium amortization for acquired securities 20 Taxable-equivalent net interest income - Adjusted $1,742 Net interest margin - Adjusted(1) Net interest margin 3.62% Premium amortization for acquired securities .04 Net interest margin - Adjusted 3.66% Yield on investment securities(2) 3.81% Premium amortization for acquired securities .22% Yield on investment securities - Adjusted 4.03% Note: (1) Net interest margin is calculated on average earning assets of $190.5 billion in 2Q25. (2) Yields on investment securities are calculated on average investment securities of $35.3 billion in 2Q25. Appendix 1 Reconciliation of Adjusted Metrics 32

Appendix 2 Note: M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. (1) After any related tax effect 33 GAAP to Net Operating (Non-GAAP) Reconciliation In millions 2020 2021 2022 2023 2024 1H25 2Q24 1Q25 2Q25 Net income Net income - GAAP $1,353 $1,859 $1,992 $2,741 $2,588 $1,300 $655 $584 $716 Amortization of core deposit and other intangible assets (1) 11 8 43 48 42 18 10 10 8 Merger-related expenses (1) - 34 431 - - - - - - Net operating income 1,364 1,900 2,466 2,789 2,630 1,318 665 594 724 Preferred stock dividends (68) (73) (97) (100) (134) (71) (27) (36) (35) Net operating income available to common equity $1,296 $1,827 $2,369 $2,689 $2,496 $1,247 $638 $558 $689

Appendix 2 GAAP to Net Operating (Non-GAAP) Reconciliation 34 In millions 2020 2021 2022 2023 2024 1H25 2Q24 1Q25 2Q25 Efficiency ratio Noninterest expense $3,385 $3,612 $5,050 $5,379 $5,359 $2,751 $1,297 $1,415 $1,336 Less: Amortization of core deposit and other intangible assets 15 10 56 62 53 22 13 13 9 Less: Merger-related expenses - 44 338 - - - - - - Noninterest operating expense $3,370 $3,558 $4,656 $5,317 $5,306 $2,729 $1,284 $1,402 $1,327 Taxable-equivalent net interest income $3,884 $3,840 $5,861 $7,169 $6,902 $3,429 $1,731 $1,707 $1,722 Other income 2,088 2,167 2,357 2,528 2,427 1,294 584 611 683 Less: Gain (loss) on bank investment securities (9) (21) (6) 4 10 – (8) – – Denominator $5,981 $6,028 $8,224 $9,693 $9,319 $4,723 $2,323 $2,318 $2,405 Efficiency ratio 56.3% 59.0% 56.6% 54.9% 56.9% 57.8% 55.3% 60.5% 55.2%

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation 35 In millions 2020 2021 2022 2023 2024 1H25 2Q24 1Q25 2Q25 Average assets Average assets $135,480 $152,669 $190,252 $205,397 $211,220 $209,296 $211,981 $208,321 $210,261 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (90) (126) (92) (89) Deferred taxes 5 2 43 44 33 26 30 27 26 Average tangible assets $130,871 $148,070 $182,579 $196,791 $202,668 $200,767 $203,420 $199,791 $201,733 Average common equity Average total equity $15,991 $16,909 $23,810 $25,899 $28,052 $28,831 $27,745 $28,998 $28,666 Preferred stock (1,250) (1,438) (1,946) (2,011) (2,344) (2,394) (2,405) (2,394) (2,394) Average common equity 14,741 15,471 21,864 23,888 25,708 26,437 25,340 26,604 26,272 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (90) (126) (92) (89) Deferred taxes 5 2 43 44 33 26 30 27 26 Average tangible common equity $10,132 $10,872 $14,191 $15,282 $17,156 $17,908 $16,779 $18,074 $17,744

Appendix 2 GAAP to Tangible (Non-GAAP) Reconciliation 36 In millions 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 06/30/2024 03/31/2025 06/30/2025 Total assets Total assets $142,601 $155,107 $200,730 $208,264 $208,105 $208,855 $210,321 $211,584 Goodwill (4,953) (4,593) (8,490) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (119) (93) (84) Deferred taxes 4 1 51 37 28 31 26 25 Total tangible assets $137,998 $150,511 $192,082 $199,689 $199,574 $200,302 $201,789 $203,060 Total common equity Total equity $16,187 $17,903 $25,318 $26,957 $29,027 $28,424 $28,991 $28,525 Preferred stock (1,250) (1,750) (2,011) (2,011) (2,394) (2,744) (2,394) (2,394) Common equity 14,937 16,153 23,307 24,946 26,633 25,680 26,597 26,131 Goodwill (4,953) (4,593) (8,490) (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (119) (93) (84) Deferred taxes 4 1 51 37 28 31 26 25 Total tangible common equity $10,334 $11,557 $14,659 $16,371 $18,102 $17,127 $18,065 $17,607

M&T Peer Group PNC Financial Services Group, Inc.Comerica Incorporated Regions Financial CorporationFifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NAKeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank CorporationCitizens Financial Group, Inc. First Horizon National Corporation 37